UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2025

ALCOA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-315-2900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 3, 2025, Alcoa Corporation (the “Company”) issued a press release announcing a proposed offering of $1,000,000,000 aggregate principal amount of senior notes by Alumina Pty Ltd (ABN 85 004 820 419) (the “Issuer”), a wholly-owned subsidiary of the Company. In addition, on March 3, 2025, the Company issued a press release announcing that Alcoa Nederland Holding B.V. (“ANHBV”), a wholly-owned subsidiary of the Company, has commenced cash tender offers to purchase any and all of its outstanding $750 million 5.500% Notes due 2027 and up to $250 million in aggregate principal amount of its outstanding $500 million 6.125% Notes due 2028. The offering is not conditioned upon the consummation of the tender offers. Copies of the two press releases are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference into this Item 8.01.

In connection with the proposed offering, the Company is disclosing that, in connection with the Company’s August 1, 2024, acquisition of Alumina Limited, on February 28, 2025, the Issuer and certain other subsidiaries of Alcoa entered into agreements to provide (i) guarantees of and collateral to secure the obligations under each of the Company’s and ANHBV’s $1,250 million revolving credit and letter of credit facility and $250 million revolving credit facility (available to be drawn in Japanese yen) and (ii) guarantees of the obligations under ANHBV’s outstanding senior notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description

99.1	Press Release of Alcoa Corporation dated March 3, 2025

99.2	Press Release of Alcoa Corporation dated March 3, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

By:	/s/ Marissa P. Earnest
Marissa P. Earnest
Senior Vice President, Chief Governance Counsel and Secretary

Date: March 3, 2025